Exhibit 99.1
Macy’s, Inc. Updates Disclosure Metrics
NEW YORK – February 18, 2026 - In anticipation of the two-year anniversary of its Bold New Chapter strategy, Macy’s, Inc. (NYSE: M) today announced updates to certain financial disclosure metrics. There is no impact on the company’s consolidated financial reporting and disclosures under U.S. Generally Accepted Accounting Principles (GAAP). The updated disclosure information does not represent a restatement or reissuance of previously issued financial statements.
These changes are intended to simplify Macy’s, Inc.’s disclosures for its go-forward business comparable sales and provide increased clarity on key metrics that support Macy’s, Inc. growth profile and operating performance. This includes the addition of go-forward Macy’s, Inc. and nameplate sales on an OLM basis (owned + licensed + marketplace), as well as go-forward Macy’s, Inc. total revenue. The company believes the updated disclosures provide additional transparency on the growth of its go-forward business.
For fiscal fourth quarter 2025, the company will continue to report non-GAAP earnings consistent with previous disclosures. The company will also share updated metrics in the fourth quarter, which will be used for all disclosures beginning in the first quarter of fiscal 2026.
A summary of the financial disclosure updates follows.

Disclosure Area	Metrics
Comparable Sales (Chg vs. PY)
•Streamlining nameplate comparable sales to four go-forward[1] OLM metrics: Macy’s nameplate; Macy’s Reimagine locations; Bloomingdale’s; and Bluemercury
•No change to go-forward[1] total Macy’s, Inc. and Macy’s, Inc. comparable OLM sales

OLM Dollar Sales[2]	•Adding go-forward[1] OLM dollar sales for: Macy’s, Inc.; Macy’s nameplate; Bloomingdale’s; and Bluemercury •Adding Macy’s, Inc. OLM dollar sales
Total Revenue	•Adding go-forward[1] Macy’s, Inc. total revenue •No change to Macy’s, Inc. total revenue
Non-GAAP Earnings
•Updating Macy’s, Inc. Adjusted net income[3], Adjusted EBIT[3], Adjusted EBITDA[3] and Adjusted EPS[3] definitions to now exclude ASG[4] and BPI[4], in addition to the previous exclusions of Impairment, Restructuring and Other Costs and Settlement Charges
•No change to Macy’s, Inc. net income, EBIT, EBITDA and EPS

1 Metrics provided on a go-forward basis reflect locations closed and to be closed as part of the Bold New Chapter strategy.

2 OLM dollar sales include all owned sales plus sales of departments licensed to third parties and sales on our marketplace platform. The company believes OLM dollar sales represent the company's overall consumer sales demand and performance, regardless of channel or manner of selling. This compares to GAAP net sales which includes owned sales plus commissions from licensed and marketplace sales, as well as breakage income from gift cards and loyalty programs.

3 The company believes the updated non-GAAP metrics most closely align with the operating performance of its go-forward business.

4 The company remains committed to the closure of its underperforming non-go-forward locations and subsequent monetization. Gains on sale of real estate (ASG) and benefit plan income (BPI) are not viewed by the company as long-term components of go-forward operating performance and results.

The supplemental information in this Form 8-K provides a recast of previously reported annual financial information for fiscal years 2023 and 2024 and a recast of previously reported quarterly information for fiscal years 2023, 2024 and 2025 incorporating these disclosure updates.

About Macy’s, Inc.
Macy’s, Inc. (NYSE: M) is a trusted source for quality brands through our iconic nameplates – Macy’s, Bloomingdale’s and Bluemercury. Headquartered in New York City, our comprehensive digital and nationwide footprint empowers us to deliver a seamless shopping experience for our customers. For more information, visit macysinc.com.

Media – Chris Grams
communications@macys.com

Investors – Pamela Quintiliano
investors@macys.com

Exhibit 1: Updated Financial Reporting Metrics
Changes in Comparable Owned + Licensed + Marketplace Sales1

	Q1 2025	Q2 2025	Q3 2025		Q3 2025 YTD
Macy’s, Inc.	(1.2)%	1.9%	3.2%		1.3%
Macy’s, Inc. Go-Forward Business	(0.9)%	2.2%	3.4%		1.6%
Macy’s Go-Forward Business	(1.9)%	1.5%	2.3%		0.6%
Bloomingdale’s Go-Forward Business	3.8%	5.7%	9.0%		6.2%
Bluemercury	1.5%	1.2%	1.1%		1.7%

	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q3 2024 YTD	Fiscal 2024
Macy’s, Inc.	(0.3)%	(3.3)%	(1.3)%	0.2%	(1.6)%	(0.9)%
Macy’s, Inc. Go-Forward Business	0.1%	(3.0)%	(0.9)%	0.6%	(1.3)%	(0.6)%
Macy’s Go-Forward Business	0.0%	(3.3)%	(1.8)%	(0.5)%	(1.7)%	(1.3)%
Bloomingdale’s Go-Forward Business	0.3%	(1.4)%	3.2%	6.5%	0.7%	2.5%
Bluemercury	4.3%	2.0%	3.3%	6.2%	3.1%	4.0%

	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q3 2023 YTD	Fiscal 2023
Macy’s, Inc.	(7.2)%	(7.3)%	(6.3)%	(4.2)%	(6.9)%	(6.0)%
Macy’s, Inc. Go-Forward Business	(7.0)%	(6.8)%	(5.9)%	(3.9)%	(6.6)%	(5.7)%
Macy’s Go-Forward Business	(7.7)%	(7.8)%	(6.3)%	(4.4)%	(7.3)%	(6.3)%
Bloomingdale’s Go-Forward Business	(4.1)%	(2.3)%	(4.2)%	(1.3)%	(3.5)%	(2.9)%
Bluemercury	4.3%	5.8%	2.5%	2.3%	4.2%	3.6%

[1] Represents the change in all owned sales plus sales of departments licensed to third parties and sales on our marketplace platform. Includes all stores in operation throughout the period presented and the respective period from the prior year. Stores impacted by a natural disaster of undergoing significant development remain in the comparable sales calculation unless closed or impacted for a significant period of time.

Owned + Licensed + Marketplace Sales

$ millions	Q1 2025	Q2 2025	Q3 2025		Q3 2025 YTD
Macy’s, Inc.	$5,047	$5,182	$5,160		$15,389
Macy’s, Inc. Go-Forward Business	$4,886	$5,016	$5,000		$14,902
Macy’s Go-Forward Business	$3,980	$4,118	$4,037		$12,135
Bloomingdale’s Go-Forward Business	$840	$826	$894		$2,560
Bluemercury	$66	$73	$69		$207

	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q3 2024 YTD	Fiscal 2024
Macy’s, Inc.	$5,260	$5,251	$5,162	$8,274	$15,674	$23,947
Macy’s, Inc. Go-Forward Business	$4,927	$4,903	$4,828	$7,812	$14,659	$22,471
Macy’s Go-Forward Business	$4,059	$4,058	$3,947	$6,583	$12,064	$18,647
Bloomingdale’s Go-Forward Business	$804	$775	$815	$1,141	$2,394	$3,534
Bluemercury	$65	$70	$66	$88	$201	$290

	Q1 2023	Q2 2023	Q3 2023	Q4 2023[1]	Q3 2023 YTD	Fiscal 2023[1]
Macy’s, Inc.	$5,282	$5,427	$5,228	$8,572	$15,937	$24,509
Macy’s, Inc. Go-Forward Business	$4,922	$5,051	$4,872	$8,027	$14,844	$22,872
Macy’s Go-Forward Business	$4,060	$4,198	$4,021	$6,829	$12,280	$19,109
Bloomingdale’s Go-Forward Business	$799	$784	$786	$1,112	$2,369	$3,481
Bluemercury	$62	$69	$64	$86	$196	$282
[1] 2023 represents a 53 week year and Q4 2023 represents a 14 week quarter

Total Revenue

$ millions	Q1 2025	Q2 2025	Q3 2025		Q3 2025 YTD
Macy’s, Inc. Go-Forward Business	$4,640	$4,843	$4,762		$14,244

	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q3 2024 YTD	Fiscal 2024
Macy’s, Inc. Go-Forward Business	$4,683	$4,765	$4,584	$7,563	$14,032	$21,595

	Q1 2023	Q2 2023	Q3 2023	Q4 2023[1]	Q3 2023 YTD	Fiscal 2023[1]
Macy’s, Inc. Go-Forward Business	$4,830	$4,923	$4,698	$7,850	$14,452	$22,302
[1] 2023 includes 53 weeks of Total Revenue

Total Revenue Change versus Prior Year

	Q1 2025	Q2 2025	Q3 2025		Q3 2025 YTD
Macy’s, Inc. Go-Forward Business	(0.9)%	1.6%	3.9%		1.5%

	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q3 2024 YTD	Fiscal 2024
Macy’s, Inc. Go-Forward Business	(3.1)%	(3.2)%	(2.4)%	(3.6)%	(2.9)%	(3.2)%

	Q1 2023	Q2 2023	Q3 2023	Q4 2023[1]	Q3 2023 YTD	Fiscal 2023[1]
Macy’s, Inc. Go-Forward Business	(6.5)%	(8.9)%	(7.3)%	(2.0)%	(7.6)%	(5.7)%
[1] 2023 represents a 53 week year and Q4 2023 represents a 14 week quarter

Updated Non-GAAP Earnings Metrics

$ millions except per share figures	Q1 2025	Q2 2025	Q3 2025
Adjusted EBIT	$85	$155	$34
Adjusted EBITDA	$304	$373	$269
Adjusted Net Income	$31	$98	$14
Adjusted EPS	$0.11	$0.35	$0.05

	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Fiscal 2024
Adjusted EBIT	$143	$185	$(25)	$634	$936
Adjusted EBITDA	$359	$398	$203	$858	$1,817
Adjusted Net Income (Loss)	$74	$119	$(41)	$474	$625
Adjusted EPS	$0.26	$0.42	$(0.15)	$1.69	$2.23

	Q1 2023	Q2 2023	Q3 2023	Q4 2023[1]	Fiscal 2023[1]
Adjusted EBIT	$231	$128	$93	$817	$1,267
Adjusted EBITDA	$449	$343	$324	$1,049	$2,164
Adjusted Net Income	$142	$68	$51	$596	$859
Adjusted EPS	$0.51	$0.24	$0.18	$2.13	$3.07
[1] 2023 represents a 53 week year and Q4 2023 represents a 14 week quarter

Exhibit 2: Overview of Financial Reporting Metric Updates

COMPARABLE SALES	Additions	No Changes	No Longer Provide
Macy’s, Inc.		Macy’s, Inc. comparable OLM sales	Macy’s, Inc. comparable owned sales
Macy’s, Inc. GF1 comparable OLM sales
Nameplates
Macy’s		Macy’s GF1 comparable OLM sales	Macy’s comparable OLM sales
		Macy’s reimagine locations comparable OLM sales	Macy’s comparable owned sales
Macy’s NGF[2] locations comparable owned sales
Macy’s NGF[2] locations comparable OLM sales
Macy’s GF1 locations comparable owned sales
Macy’s reimagine locations comparable owned sales

Bloomingdale’s		Bloomingdale’s GF1 comparable OLM sales	Bloomingdale’s comparable owned sales
Bluemercury		Bluemercury GF1 comparable OLM sales[3]	Bluemercury comparable owned sales[3]

OLM Dollar Sales	Additions	No Changes	No Longer Provide
Macy’s, Inc.	Macy’s, Inc. OLM dollar sales
Macy’s, Inc. GF1 OLM dollar sales

Nameplates
Macy’s	Macy’s GF1 OLM dollar sales
Bloomingdale’s	Bloomingdale’s GF1 OLM dollar sales
Bluemercury	Bluemercury GF1 OLM dollar sales

NET SALES	Additions	No Changes	No Longer Provide
Macy’s, Inc.		Macy’s, Inc. net sales

Nameplates
Macy’s			Macy’s percent of net sales
Bloomingdale’s			Bloomingdale’s net sales change
Bluemercury			Bluemercury net sales change

TOTAL REVENUE	Additions	No Changes	No Longer Provide
Macy’s, Inc.	Macy’s, Inc. GF1 total revenue	Macy’s, Inc. total revenue

Nameplates
Macy’s
Bloomingdale’s
Bluemercury

EBIT/EBITDA	Additions	No Changes	No Longer Provide
Macy’s, Inc.		Macy’s, Inc. EBIT/EBITDA	Macy’s, Inc. adj. EBIT/EBITDA ex. impairment, restructuring and other costs and settlement charges
Macy’s, Inc. adj. EBIT/EBITDA ex. impairment, restructuring and other costs, ASG[4], BPI[5] and settlement charges
Macy’s, Inc. core adj. EBITDA

Net Income	Additions	No Changes	No Longer Provide
Macy’s, Inc.		Macy’s, Inc. net income	Macy’s, Inc. adj. net income ex. impairment, restructuring and other costs and settlement charges
Macy’s, Inc. adj. net income ex. impairment, restructuring and other costs, ASG[4], BPI[5] and settlement charges

EPS	Additions	No Changes	No Longer Provide
Macy’s, Inc.		Macy’s, Inc. EPS	Macy’s, Inc. adj. EPS ex. impairment, restructuring and other costs and settlement charges
Macy’s, Inc. adj. EPS ex. impairment, restructuring and other costs, ASG[4], BPI[5] and settlement charges

1 Go-Forward
[2] Non-Go-Forward
[3] There is no difference between Bluemercury owned sales and OLM sales and no change to historical results
[4] Gains on Sale of Real Estate
[5] Benefit Plan Income

Exhibit 3: Reconciliation of Non-GAAP Earnings Metrics
Macy’s Inc., Adjusted EBIT and Adjusted EBITDA

$ millions	Q1 2025	Q2 2025	Q3 2025
Net income	$38	$87	$11
Federal, state and local income tax (benefit) expense	30	28	(6)
Interest expense, net	27	25	25
Loss on extinguishment of debt	3	13	16
Benefit plan income, net	(4)	(4)	(4)
Settlement charges	—	—	—
Impairment, restructuring and other costs	7	22	4
Gains on sale of real estate	(16)	(16)	(12)
Adjusted EBIT	$85	$155	$34
Depreciation and amortization	219	218	235
Adjusted EBITDA	$304	$373	$269

	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Fiscal 2024
Net income	$62	$150	$28	$342	$582
Federal, state and local income tax expense	36	45	7	94	181
Interest expense, net	31	31	32	22	115
Loss on extinguishment of debt	—	—	1	—	1
Benefit plan income, net	(4)	(4)	(4)	(4)	(16)
Settlement charges	—	—	—	46	46
Impairment, restructuring and other costs (benefits)	19	(1)	(23)	175	171
Gains on sale of real estate	(1)	(36)	(66)	(41)	(144)
Adjusted EBIT	$143	$185	$(25)	$634	$936
Depreciation and amortization	216	213	228	224	881
Adjusted EBITDA	$359	$398	$203	$858	$1,817

	Q1 2023	Q2 2023	Q3 2023	Q4 2023[1]	Fiscal 2023[1]
Net income (loss)	$151	$(19)	$41	$(128)	$45
Federal, state and local income tax (benefit) expense	56	(7)	2	(52)	(2)
Interest expense, net	37	36	35	27	135
Benefit plan income, net	(4)	(4)	(2)	(1)	(11)
Settlement charges	—	122	7	5	134
Impairment, restructuring and other costs	2	4	15	1,007	1,027
Gains on sale of real estate	(11)	(4)	(5)	(41)	(61)
Adjusted EBIT	$231	$128	$93	$817	$1,267
Depreciation and amortization	218	215	231	232	897
Adjusted EBITDA	$449	$343	$324	$1,049	$2,164
[1] 2023 represents a 53 week year and Q4 2023 represents a 14 week quarter

Macy’s Inc., Adjusted Net Income and Adjusted Diluted EPS

$ millions except per share data	Q1 2025		Q2 2025		Q3 2025
	Net Income	Diluted EPS	Net Income	Diluted EPS	Net Income	Diluted EPS
As Reported	$38	$0.13	$87	$0.31	$11	$0.04
Loss on extinguishment of debt	3	0.01	13	0.05	16	0.06
Benefit plan income, net	(4)	(0.01)	(4)	(0.01)	(4)	(0.02)
Impairment, restructuring and other costs	7	0.03	22	0.08	4	0.01
Gains on sale of real estate	(16)	(0.06)	(16)	(0.06)	(12)	(0.04)
Income tax impact of certain items identified above	3	0.01	(4)	(0.02)	(1)	—
As adjusted to exclude certain items above	$31	$0.11	$98	$0.35	$14	$0.05

	Q1 2024		Q2 2024		Q3 2024		Q4 2024		Fiscal 2024
	Net Income	Diluted EPS	Net Income	Diluted EPS	Net Income (Loss)	Diluted EPS	Net Income	Diluted EPS	Net Income	Diluted EPS
As Reported	$62	$0.22	$150	$0.53	$28	$0.10	$342	$1.21	$582	$2.07
Loss on extinguishment of debt	—	—	—	—	1	—	—	—	1	—
Benefit plan income, net	(4)	(0.02)	(4)	(0.02)	(4)	(0.01)	(4)	(0.01)	(16)	(0.05)
Settlement charges	—	—	—	—	—	—	46	0.16	46	0.16
Impairment, restructuring and other costs (benefits)	19	0.07	(1)	—	(23)	(0.08)	175	0.62	171	0.61
Gains on sale of real estate	(1)	—	(36)	(0.13)	(66)	(0.24)	(41)	(0.14)	(144)	(0.51)
Income tax impact of certain items identified above	(2)	(0.01)	10	0.04	23	0.08	(44)	(0.15)	(15)	(0.05)
As adjusted to exclude certain items above	$74	$0.26	$119	$0.42	$(41)	$(0.15)	$474	$1.69	$625	$2.23

	Q1 2023		Q2 2023		Q3 2023		Q4 2023[1]		Fiscal 2023[1]
	Net Income	Diluted EPS	Net Income (Loss)	Diluted EPS	Net Income	Diluted EPS	Net Income (Loss)	Diluted EPS	Net Income	Diluted EPS
As Reported	$151	$0.55	$(19)	$(0.07)	$41	$0.15	$(128)	$(0.47)	$45	$0.16
Benefit plan income, net	(4)	(0.01)	(4)	(0.01)	(2)	(0.01)	(1)	—	(11)	(0.04)
Settlement charges	—	—	122	0.44	7	0.03	5	0.02	134	0.48
Impairment, restructuring and other costs	2	—	4	0.01	15	0.05	1,007	3.60	1,027	3.69
Gains on sale of real estate	(11)	(0.04)	(4)	(0.01)	(5)	(0.02)	(41)	(0.15)	(61)	(0.23)
Income tax impact of certain items identified above	4	0.01	(31)	(0.12)	(5)	(0.02)	(246)	(0.87)	(275)	(0.99)
As adjusted to exclude certain items above	$142	$0.51	$68	$0.24	$51	$0.18	$596	$2.13	$859	$3.07
[1] 2023 represents a 53 week year and Q4 2023 represents a 14 week quarter